UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2015

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.                                        Other Events.

On March 3, 2015, Northeast Bancorp (the “Company”) announced the appointment of Brian Pinheiro as Chief Risk Officer of the Company, effective March 3, 2015.

Mr. Pinheiro, 32, has worked at Corporate Finance Group, Inc. (CFGI) where he served as Managing Director providing consulting services to financial institutions and banking clients, including the Company.  Prior to his role at CFGI, Mr. Pinheiro was an Audit Manager in the Financial Services practice at Deloitte & Touche, Boston.  Mr. Pinheiro is a certified public accountant and received a B.S. and M.S. in Accountancy from the University of Massachusetts at Amherst.

Item 9.01.                                        Financial Statements and Exhibits

99.1  Press Release dated March 3, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Brian Shaughnessy
Name:	Brian Shaughnessy
Title:	Chief Financial Officer

Date: March 3, 2015